EXHIBIT 10.1

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

              This Settlement Agreement and Mutual Release ("Agreement") is made and entered into as of the 21st day of July, 1998 by and between Nichols Resources, Ltd. ("Nichols Bond Purchase, L.L.C. ("Bond") and David L. Johnson, on his behalf and for any corporation, partnership, limited liability company or other business entity that is owned or controlled, directly or indirectly, by David L. Johnson, as well as all affiliates, officers, directors, shareholders, partners, employees, representatives and agents of David L. Johnson (collectively referred to herein as "Johnson Entities") and Secured Investment Resources Fund, L.P. III ("SIR III" or the "Partnership"), SIR Partners III, L.P. ("SIR III Partners"), SPECS, Inc. and James R. Hoyt ("Hoyt") (collectively referred to herein as the "Hoyt Entities").

               A.     Recitals.

              1. A dispute has arisen between to general partners of the Partnership over the proper course of action to be taken for the Partnership. This dispute has in part lead to the filing of a civil action which is now pending in the Circuit Court of Jackson County, Missouri, captioned State of Missouri ex rel., Nichols Resources, Ltd. vs. James Hoyt, et al., Case No. 98-CV-1293 ("Action")

              2. The parties have incurred significant cost and expense in connection with this dispute and with the Action, and recognize that still further cost and expense will be incurred by each of them if the Action and any existing and potential disputes are not immediately settled and resolved as between each of them.

              3. The parties recognize and agree that their decision to settle the dispute and the Action and to execute mutual releases shall in no way operate to release or otherwise affect the liabilities of any person or entity not a party to or named as being specifically released by the terms of this Agreement.

              4. The parties further recognize and agree that this Agreement is made solely as a compromise in settlement in order to avoid the hazards and cost of litigation, and that the provisions of the release are neither intended to be, nor shall be construed, as an admission of liability with respect to any matter or thing, such liability being expressly denied.



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              B.      Settlement Terms.

              1. In consideration of the mutual covenants and agreements herein confined and other good and valuable consideration, the sufficiency of which is acknowledged, the parties agree as follows:

                      (a) At Closing, Nichols agrees to pay $100,000.00 to Hoyt to assume the position as managing general partner of SIR III.

                      (b) There presently exists on the books of the Partnership a receivable from the general partners in the amount of $21,751 for unpaid excess syndication costs and expenses. At Closing, Hoyt agrees to pay in full the $21,751, which will be paid out of the $100,000 payment to Hoyt as referenced above. By making this payment, the parties recognize and agree that the entire joint and several obligation of the general partners for the unpaid excess syndication costs and expenses is satisfied in full.

                      (c) At Closing, Hoyt and SIR III Partners agree that they will withdraw from the Partnership.

                      (d) The Hoyt Entities agree that Nichols shall have the right to designate the management company to manage the assets of SIR III, provided that thirty (30) days written notice is given of the identity of the designee to assume such management. The Hoyt Entities agree to execute all documents to effectuate the release of the current management contract including such instructions as may be required to affiliate companies now in control of management.

                      (e) Nichols Resources, Ltd. agrees that at Closing, it will file a dismissal with prejudice of the Action.

                      (f) In the event approval of the limited partners is sought to approve either the withdrawal of Hoyt and SIR III Partners or the replacement of SIR III Partners as managing General Partner in favor of another entity proposed by Nichols Resources, Hoyt and SIR III Partners agree to use their best efforts to assist in obtaining approval from the limited partners of the withdrawal of Hoyt and SIR Partners III as general partners of the partnership.

                      (g) Hoyt will take reasonable steps to fully pay the $400,000 subordinated note presently held with Boatmen's Bank of Kansas


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                               City,  which note may be prepaid  without penalty
                               for $200,000 on or about July 31, 1998.

                      (h) At Closing, Hoyt will deliver the most recent draft of the SEC Form 10-K for 1997 and certify to its accuracy subject to completion, to the best of his knowledge and belief.

              2. The parties will cooperate to insure that there is no acceleration of that debt currently secured by a Deed of Trust on the Partnership property.

              3. The parties further agree that the terms of the standstill agreement entered into by and between the parties shall stay in full force and affect until the date of closing.

              C.      Closing.

              1. The closing shall take place on July 21, 1998 at 1:00 p.m. at the law offices of Robert B. Thomson, or such other place as the parties may agree.

              D.      Representations and Warranties of Hoyt and Hoyt  Entities.

              1. At Closing, the only general partners of SIR III will be James R. Hoyt, SIR Partners III, L.P. (formerly known as Hoyt Partners III, L.P.). and Nichols Resources, Ltd.

              2. At Closing, Hoyt and SIR III Partners shall execute a Bill of Sale and Notice of Transfer of General Partnership Interest, and Resignation and Appointment in a form mutually agreeable between the parties.

              3. Between the date hereof and Closing, Hoyt and SIR III will conduct the business of the Partnership in the normal and customary manner in which they have in the past.

              4. As of Closing, except as hereafter provided, there shall be no outstanding or accrued payables, debts, notes or other obligations of any type or manner claimed to be owed or due Hoyt, SIR III, Hoyt Entities or their affiliates or assignees by the Partnership and Hoyt and SIR III Partners hereby release and forgive all such claims against the Partnership. This shalt not include reimbursements to SPECS, Inc. for investor services, attorney's fees, management fees, postage, copies and any other items of expense incurred by SPECS, Inc, in the day-to-day management of the Partnership's property and other assets as identified on Schedule 1, attached hereto. At Closing, SPECS, Inc. ("SPECS") will provide Nichols with a copy of the management agreement pertaining to Bicycle Club Apartments, certified by the owner of the property and SPECS, and a written


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acknowledgment  that the management  agreement  shall be cancelable  upon thirty
(30) days prior written notice. In addition, there shall be no outstanding obligations, advances or ~payables of any type or manner owed to the Partnership by Hoyt, SIR III, the Hoyt Entities or their affiliates or assigns, other than as set forth in Schedule 2, attached hereto.

              5.  Conduct Of  Business  of the  Partnership  Pending the Closing
                  Date.

From the date hereof until the Closing Date and except as otherwise provided herein or consented to or approved by Nichols in writing, the Partnership shall:

                      (a) Conduct the  business and  operations  in the ordinary course of business and in the manner in which the same have heretofore been conducted, and to the extent consistent with such operations, will use its best efforts to (i) preserve its present business organization intact, (ii) keep available the services of its present officers, other key employees, and material distributors, and (iii) preserve its present relationship with tenants, suppliers and others having business dealings with it;

                      (b) Maintain its  properties in customary  repair,  order, condition and in accordance with past practices, reasonable wear and use and damage by fire or unavoidable casualty excepted, and maintain its existing insurance and with respect to the conduct of its business in such amounts and of such kinds comparable to that in effect on the date of this Agreement;

                      (c) Comply with all laws applicable to it;

                      (d) Not merge into or consolidate with any other entity or allow any other entity to merge into it;

                      (e) Not sell other than in the ordinary course of business, lease, pledge or grant any security interest in any asset, or acquire any assets other than in the ordinary course of business;

                      (f) Other than as set forth in this Agreement and documents related to this Agreement, not issue any Partnership interests, or agree to do so, or purchase, redeem, retire or otherwise acquire any such interests, or agree to do so, or sell or give any option or right to purchase or agree to do so, or declare, set aside, or pay any distribution;

                      (g) Not enter into (i) any  contract  which  contains  any escalation, renegotiation or price redetermination clause, or which commits Partnership for a fixed term (ii) any contract for the purchase of goods which involves a consideration in excess of $5,000 or which is for a period in excess of 6


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              months, (iii) any contract for the purchase or sale of goods other than in the ordinary course of the Partnership's business or (iv) any contract of employment or consultation with any person or any agreement providing for management services by an independent contractor;

                      (h) Not amend or modify its Certificate of Limited Partnership or Agreement of Limited Partnership;

                      (i) Not voluntarily  terminate,  cancel,  amend, or permit any lapse in the Partnership's insurance coverage;

                      (j) Not create,  incur,  assume,  guaranty,  of  otherwise become liable with respect to, any indebtedness for borrowed monies;

                      (k) Not make any loans or advances to, or assume, guarantee, endorse or otherwise become liable with respect to the obligations, securities or dividends of any other person, firm or corporation (exclusive of the endorsement of negotiable instruments in the process of collection in the ordinary course of business); and

                      (i) Not  purchase  or acquire  any stock,  bond,  or other security of any person, firm, corporation or association.

              6. Except as provided for below, Hoyt and the Hoyt Entities, as the case may be, have the fall capacity, right power and authority to enter into, execute and deliver this Agreement and the Related Agreements, to consummate the transactions contemplate by this Agreement and the Related Agreements, to comply with and fulfill the terms and conditions of the Agreement and the Related Agreements. This Agreement and all Related Agreements each constitute a valid and binding obligation of both Hoyt and the Hoyt Entities, as the case may be, enforceable in accordance with their respective terms and conditions. Neither the execution nor delivery of this Agreement or any Related Agreement, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by Hoyt or the Hoyt Entities with any of the provisions of this Agreement or any Related Agreement will Violate any law, rule or regulation of any government or governmental agency or body, or any judgement, order, writ injunction, or decree of any court, administrative agency, or governmental agency or body applicable to Hoyt or the Hoyt Entities or any properties, assets, or Shares or other securities of Hoyt or the Hoyt Entities, except that neither Hoyt nor the Hoyt Entities make any representation that the transactions contemplated hereunder are authorized by the partnership agreements of SIR III or Bicycle Club Joint Venture, L.P. and the parties expressly state and acknowledge that Nichols Resources, Ltd. assumes all risk as it relates to this transaction, including but not limited to, (a) disapproval by the limited partners of the withdrawal of Hoyt and SIR


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Partners III from the Partnership and any and all liability  arising  therefrom, and  (b) the  effect,  if any,  on the  first  mortgage  debt  on  Bicycle  Club
Apartments.

              7. To the best of their knowledge and belief no representations or warranties of Hoyt or the Hoyt Entities contained in this Agreement or other documents referred to in this Agreement contains any untrue statement of any material fact, or omits to state any material fact necessary to make the statements contained therein or herein not false or misleading. Any underlying documents included in such exhibits or other disclosure documents, or otherwise furnished to the Johnson Entities, are to the best of Hoyt and the Hoyt Entities' knowledge and belief true and correct copies, and there are no amendments or modifications thereto except as set forth in such exhibits or other disclosure documents in which such documents are incorporated or as otherwise noted on such documents.

              8. All representations warranties and agreements made herein or hereunder shall be deemed to be relied upon by the other party(ies) and shall survive the Closing for a period of one (1) year.

              9. For purposes of this Agreement the term "Related Agreement", means any agreement executed contemporaneously herewith or at the Closing by two or more parties to this Agreement.

              E.      Release Provisions.

              1.      Release of Hoyt, et al.

              In further consideration of the promises and agreements made and described herein, but with the exception and subject to the obligations and rights created by and arising under the terms of this agreement, the receipt and sufficiency of which are hereby acknowledged Nichols Resources, Ltd., Bond Purchase, L.L.C., and the Johnson Entities, and all association(s) or entities claiming by, through or under them, due hereby forever discharge Hoyt and the Hoyt Entities, his affiliates, together with their respective or mutual agents, representatives, employees, attorneys, heirs, successors and assigns, from and against any and all liabilities, claims, demands, causes of action, and all other obligations whatsoever, known or unknown, direct or indirect whether based on state or federal law, and whether based on contract, tort or any other theory of recovery that they may now or hereafter have against Hoyt on account of or related to or arising out of the Action, and including without limitation the claims for damages now being made against Hoyt in or as a part of the Action.

              2.      Release of Nichols Resources, et al.


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              In further  consideration  of the promises and agreements made and described herein, but with the exception of the obligations or rights created by or arising out of the terms of this Agreement, the terms and sufficiency of which are hereby acknowledge, Hoyt and the Hoyt Entities, his affiliated companies, and any person, association, corporation or entity claiming by, through or under all of them, do hereby release and forever discharge Nichols Resources, Ltd., Bond Purchase, L.L.C. and the Johnson Entities, together with
their  respective  or  mutual   agents,.representatives,   employees,  insurance
carriers,   heirs,  successors  and  assigns,  from  and  against  any  and  all liabilities, claims, causes of action, suits and obligations, whatsoever, known or unknown, direct or indirect whether based on state or federal law, and whether based on contract tort or any other claim of recovery which Hoyt and/or his affiliated companies may now or hereafter have against Bond Purchase, David
L. Johnson, Nichols Resources, Ltd., or any other persons, associations or entities being released on account of or in any way related to or arising out of the Action.

              F.      Indemnification.

              1.      Of Johnson Entities:

              The Hoyt Entities, which shall specifically include James R. Hoyt, jointly and severally agree to defend, indemnify and hold harmless the Johnson Entities and all current and former officers, directors, shareholders, partners, employees, representatives, agents, successors and assigns thereof against only those claims and demands, including reasonable attorney's fees, expenses and costs, relating to acts or omissions which arose during the period starting January 1, 1998 through Closing and which are not otherwise covered by insurance. Provided further, that if the claims or demands arose in connection with the management of the Partnership property, the indemnity requirement shall extend to the date that the Hoyt Entities relinquish management in favor of the Johnson Entities.

              2.      Of Hoyt Entities:

              The Johnson Entities, which shall specifically include David L. Johnson, jointly and severally agree to defend, indemnify and hold harmless
James R. Hoyt and the Hoyt Entities, and all current and former officers, directors, shareholders partners, employees, representatives, agents, successors and assigns thereof against any claims and demands, including reasonable attorney's fees, expenses and cost, relating to acts or omissions of David L. Johnson, Nichols Resources, Bond Purchase, LLC or the Johnson Entities which may arise after the closing and which are not otherwise covered by insurance. This specifically includes, but is not limited to, any and all actions, suits, proceedings, claims and demands (including claims that any SEC rule, ordinance or statute were not complied with herein) Of any person or entity, including without limitation any person or entity not a party to this Agreement, in connection with the transactions under this Agreement and the resignation of general partners, it being the intention of the parties that Nichols is


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assuming  all the risk as it  relates  to this  transaction.  Provided  further, however, that if the claims arose in connection with the management of the property, the indemnity shall begin from the date that the Hoyt Entities relinquish management in favor of the Johnson Entities as opposed to the date of closing.

              G.      Confidentiality Agreement.

              1. The terms and conditions of the Settlement Agreement and Release, and the negotiations proceeding it are considered by the parties to be confidential and may not now or hereafter be communicated by the parties to any other person or entity for any purpose whatsoever, except for the respective attorneys, accountants and/or tax advisors, and any officers, directors, partners, managers or staff members who in the conduct of their duties have the need to know some or all the terms and conditions of this Settlement Agreement. Further excepted from the terms of this confidentiality provisions are such disclosures as are required by law or may need to be made to enforce the terms of the Agreement, including any disclosures made in connection with litigation between the parties or the enforcement of this Agreement.

              H.      Miscellaneous.

              1. Corporate Status. At Closing Hoyt agrees to resign as an officer and director of Bicycle Club, Inc. and any other entity involved as a general partner of SIR III or Bicycle Club Joint Venture, L.P. and the Hoyt Entities agree to execute all documents reasonably necessary to effectuate the terms of this Agreement including a Stock Purchase Agreement in a form mutually agreeable to the parties.

              2. Authority to Act. The Hoyt Entities and the Johnson Entities all represent that they are in good standing, and that the officers executing this Agreement are authorized to act on behalf of their respective corporations or affiliated entities.

              3. Compromise. This Agreement constitutes a compromise in settlement of disputed claims. Nothing contained in this Agreement is to be construed as an admission of liability on the part of any party hereto with respect to any matter or thing by whom all liability is hereby expressly denied.

              4. Voluntary Agreement. The Hoyt Entities and the Johnson Entities represent and declare that each has carefully read this Agreement knows its contents and believes that it accurately reflects the terms of their agreement. The parties further represent and declare that each has signed this Agreement freely and voluntarily, and that none of them suffers from any legal mental or physical disability which would disable them from executing this Agreement; nor has any party taken any drug or medication before signing this Agreement which would prevent him/her from understanding its terms.


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              5.  Independent  Advice of  Counsel.  The  parties  represent  and declare that in negotiating and entering into this Agreement they have relied solely upon their own judgment belief and knowledge concerning the nature, extent and duration of his/her rights, claims and liabilities, and on the advice and recommendations of their own independently selected counsel. This Settlement Agreement and Mutual Release represent the joint and mutual efforts of all parties and none of its terms if in any way ambiguous is to be construed against any party.

              6. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, together with their respective heirs, representatives and successors. The rights and obligations may not be assigned to other entities not a party hereto, without the permission of the other parties, from whom consent shall not be unreasonably withheld.

              7. Entire Agreement. This Agreement constitutes the whole agreement between the parties with respect to the settlement and release agreements described herein. There are no promises, terms, conditions or obligations other than those contained in this Agreement with respect to either of those matters. The parties recognize that this Confidential Agreement supersedes all communications, representations or agreements, whether verbal or written, previously made by or between the parties with respect to the referenced settlement and release agreements.

              8. Headings. Titles to the paragraphs of this Agreement are solely for the convenience of the parties and shall not be used or construed to alter, explain, modify, influence, simplify or aid in the interpretation or meaning of the text.

              9. Singular/Plural & Gender. It is understood and agreed that this Agreement shall be construed such that, wherever applicable, the use of the singular number shall include the plural number and the masculine gender shall be construed to include the feminine or neuter gender.

              10. Severability of Provisions. The separate provisions of this Agreement shall be denied severable, and the invalidity or inability to enforce any one or more of the provisions hereto shall not affect the validity or the ability to enforce the other provisions.

              11. Execution. This Agreement may be executed by the parties and their counsel in one or more counter-parts.

              12. Enforcement of Agreement. In the event any action is brought to enforce this agreement or to recover damages for any breach of this agreement, the prevailing party shall be entitled to attorneys' fees and costs.


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              13. Applicable Law and Forum. This Agreement shall in all respects be governed by the laws of the State of Missouri. It is further understood and agreed that any dispute concerning this Agreement will be heard in the Circuit Court of Jackson County, Missouri.

              14.     Additional Covenants and Promises.

              (a) Future Non-interference. James R. Hoyt and David L. Johnson both on their behalf and for their related companies and affiliates, agree not to become involved in each other's businesses in the future. The intent of this section is that neither will invest nor purchase either as a general partner, limited partner, member, manager, shareholder or in any other sort of legal or beneficial interest or ownership in the others' business activities.

              (b)     Communications:

                      (1) David L. Johnson and Bond Purchase, L.L.C. agree to withdraw or file a clarifying statement with the Securities and Exchange Commission ("SEC") of the communication filed by their attorney on or about March 25, 1998.

                      (2) David L. Johnson and Bond Purchase, L.L.C. agree that they will not file in the future any communication, memo, proxy statement or any other written or oral statement with the SEC or any other person or entity that may be false, misleading or in any way disparaging to James R. Hoyt or any entity in which he is a general or limited partner, shareholder, officer, director, member or manager (collectively "Hoyt"), except as may be required by law or may need to be made to enforce the terms of this Agreement. This shall also include statements to any current or future partner of Hoyt.

              WE HAVE READ THE ABOVE, UNDERSTAND THE SAME, AND AGREE TO BE LEGALLY BOUND BY ALL THE TERMS OF THIS CONFIDENTIAL SETTLEMENT AND MUTUAL RELEASE AGREEMENT.



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              IN WITNESS  WHEREOF,  the parties to this  agreement have hereunto set their hands as of the day and year first above written.

                                    NICHOLS RESOURCES, LTD.

Date: 7-21-98                       By: /s/ David L. Johnson
                                            David L. Johnson, Vice President


                                    BOND PURCHASE, L.L.C.

Date:  7-21-98                      By: /s/ David L. Johnson
                                            David L. Johnson, Member


                                    DAVID L. JOHNSON

Date: 7-21-98                       By: /s/ David L. Johnson
                                            David L. Johnson


                                    SECURED INVESTMENT RESOURCES
                                    FUND, L.P., III

Date: 7-21-98                       By: /s/ James R. Hoyt
                                            James R. Hoyt,
                                            Managing General Partner

                                    SIR PARTNERS III, L.P.

Date: 7-21-98                       By: /s/ James R. Hoyt
                                            James R. Hoyt, General Partner

                                    SPECS, INC.

Date: 7-21-98                       By: /s/ James R. Hoyt
                                            James R. Hoyt, President

                                    JAMES R. HOYT

Date: 7-21-98                       By: /s/ James R. Hoyt
                                            James R. Hoyt


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STATE OF KANSAS                         )
                                        )
COUNTY OF JOHNSON                       )

              BE IT REMEMBERED, that on this 21 day of July 1998, before me, the undersigned a Notary Public within and for the County and State aforesaid, came David L. Johnson, Member of Bond Purchase, L.L.C., a corporation, duly organized and existing under and by virtue of the Laws of the State of Missouri, who is personally known to me to be the same person who executed, as such officer, this instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

              IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written,


                                                 /s/ Candice S. Dennis
                                                 Notary Public

My Appointment Expires:                          CANDICE S. DENNIS
                                                 Notary Public - State of Kansas
12-22-99                                         My Appt. Expires 12-22-99

STATE OF KANSAS                         )
                                        )
COUNTY OF JOHNSON                       )

              BE IT REMEMBERED, that on this 21 day of July, 1998, before me, the undersigned a Notary Public within and for the County and State aforesaid, came David L. Johnson, Vice President of Nichols Resources, Ltd., a corporation, duly organized and existing under and by virtue of the Laws of the State of Missouri, who is personally known to me to be the same person who executed, as such officer, this instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

              IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written,


                                                 /s/ Candice S. Dennis
                                                 Notary Public

My Appointment Expires:                          CANDICE S. DENNIS
                                                 Notary Public - State of Kansas
12-22-99                                         My Appt. Expires 12-22-99

STATE OF KANSAS                         )
                                        )
COUNTY OF JOHNSON                       )

              BE IT REMEMBERED, that on this 21 day of July, 1998, before me, the undersigned a Notary Public within and for the County and State aforesaid, came David L. Johnson, who is personally known to me to be the same person who executed, as such officer, this instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

              IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written,


                                                 /s/ Candice S. Dennis
                                                 Notary Public

My Appointment Expires:                          CANDICE S. DENNIS
                                                 Notary Public - State of Kansas
12-22-99                                         My Appt. Expires 12-22-99

STATE OF KANSAS                         )
                                        )
COUNTY OF JOHNSON                       )

              BE IT REMEMBERED, that on this 21 day of July, 1998, before me, the undersigned a Notary Public within and for the County and State aforesaid, came James R. Hoyt, Managing General Partner of Secured Investment Resources Fund, L.P., III, a corporation, duly organized and existing under and by virtue of the Laws of the State of Missouri, who is personally known to me to be the same person who executed, as such officer, this instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

              IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written,


                                                 /s/ Candice S. Dennis
                                                 Notary Public

My Appointment Expires:                          CANDICE S. DENNIS
                                                 Notary Public - State of Kansas
12-22-99                                         My Appt. Expires 12-22-99

STATE OF KANSAS                         )
                                        )
COUNTY OF JOHNSON                       )

              BE IT REMEMBERED, that on this 21 day of July, 1998, before me, the undersigned a Notary Public within and for the County and State aforesaid, came James R. Hoyt, General Partner of SIR Partners, III, L.P., a corporation, duly organized and existing under and by virtue of the Laws of the State of Missouri, who is personally known to me to be the same person who executed, as such officer, this instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

              IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written,


                                                 /s/ Candice S. Dennis
                                                 Notary Public

My Appointment Expires:                          CANDICE S. DENNIS
                                                 Notary Public - State of Kansas
12-22-99                                         My Appt. Expires 12-22-99

STATE OF KANSAS                         )
                                        )
COUNTY OF JOHNSON                       )

              BE IT REMEMBERED, that on this 21 day of July, 1998, before me, the undersigned a Notary Public within and for the County and State aforesaid, came James R. Hoyt, President of SPECS, Inc., a corporation, duly organized and existing under and by virtue of the Laws of the State of Missouri, who is personally known to me to be the same person who executed, as such officer, this instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

              IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written,


                                                 /s/ Candice S. Dennis
                                                 Notary Public

My Appointment Expires:                          CANDICE S. DENNIS
                                                 Notary Public - State of Kansas
12-22-99                                         My Appt. Expires 12-22-99

STATE OF KANSAS                         )
                                        )
COUNTY OF JOHNSON                       )

              BE IT REMEMBERED, that on this 21 day of July, 1998, before me, the undersigned a Notary Public within and for the County and State aforesaid, came James R. Hoyt, who is personally known to me to be the same person who executed, as such officer, this instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

              IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written,


                                                 /s/ Candice S. Dennis
                                                 Notary Public

My Appointment Expires:                          CANDICE S. DENNIS
                                                 Notary Public - State of Kansas
12-22-99                                         My Appt. Expires 12-22-99

                                   SCHEDULE 1


1. Unreimbursed, but unbilled, postage incurred by SPECS for the period up to Closing, such expense not to exceed $200. Postage shall also include the expense of any delivery services, including overnight carriers.

2. Unreimbursed, but unbilled, copying charges incurred by SPECS for the period up to Closing, such expense not to exceed $200.

3. Fees for Investor Services, if any, performed by SPECS for periods after August 1, 1998.

4.            Unreimbursed,   but  unbilled,  long  distance  telephone  charges
              incurred by SPECS for the period up to Closing, such expense not to exceed $50.

5. Reasonable professional fees for third party attorneys hired by the partnership.

6.            Reasonable   professional   fees  for  third  party  auditors  and
              accountants hired by the partnership.

7. Fees to Property Tax Research, if any, for work done in reducing property taxes for the partnership's properties.

                                   SCHEDULE 2


                                      none